UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 18, 2005

VIACOM INC.

(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway, New York, NY		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (212) 258-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8  -  Other Events

Item 8.01   Other Events.

The information in this Form 8-K reflects reclassifications to conform to the Company’s updated segment presentations and discontinued operations, each for the years ended December 31, 2004, 2003, and 2002, and, except to take into account the foregoing items, does not restate or revise the Consolidated Statements of Operations, Consolidated Balance Sheets, Consolidated Statements of Cash Flows and Consolidated Statements of Stockholders’ Equity and Comprehensive Income (Loss) of the Company and its consolidated subsidiaries as reported in the Company’s Form 10-K for the year ended December 31, 2004.

As required by Statement of Financial Accounting Standards (SFAS) No. 131, “Disclosures about Segments of an Enterprise and Related Information,” consolidated financial statements issued by the Company should reflect modifications to the Company’s segment information including reclassification of all comparative prior period segment information.  Effective July 1, 2005, the Company realigned its segments to reflect the new management structure under its co-presidents and co-chief operating officers.  The Company’s segments, effective July 1, 2005, are as follows:  (i) Cable Networks, (ii) Television, (iii) Radio, (iv) Outdoor, (v) Entertainment, and an all other category, Parks/Publishing.  Showtime (previously reported in the Cable Networks segment) is reported in the Television segment; and Paramount Parks and Simon & Schuster (previously reported in the Entertainment segment) are combined and disclosed in an all other category named Parks/Publishing.

On July 22, 2005, Famous Players, the Company’s Canadian-based theater chain whose results were previously reported in the Entertainment segment, was sold.  Famous Players has been accounted for as a discontinued operation in the consolidated financial statements.   Prior periods have been reclassified to conform to this presentation.

In addition, the “Recent Developments” paragraphs in Item 7. Management’s Discussion and Analysis of Results of Operations and Financial Condition contained in Exhibit 99.1 to this Form 8-K have been updated to reflect information regarding the proposed separation of the Company into two publicly traded companies as more fully described in the Registration Statement on Form S-4 filed with the Securities and Exchange Commission by the Company and New Viacom Corp. on October 5, 2005.

Exhibit 99.1 contains Item 6. Selected Financial Data; Item 7. Management’s Discussion and Analysis of Results of Operations and Financial Condition; and Item 8. Financial Statements and Supplementary Data from the Company’s Form 10-K for the year ended December 31, 2004 which have been revised only to reflect reclassifications to conform to updated segment presentations, the treatment of Famous Players as a discontinued operation, each for the years ended December 31, 2004, 2003 and 2002, and updated paragraphs under “Recent Developments.”

Section 9  -  Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(c)  Exhibits.          The following Exhibits are filed as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit
23	Consent of PricewaterhouseCoopers LLP

99.1

Item 6. Selected Financial Data; Item 7. Management’s Discussion and Analysis of Results of Operations and Financial Condition; and Item 8. Financial Statements and Supplementary Data from the Company’s Form 10-K for the year ended December 31, 2004 which reflect reclassifications to conform to updated segment presentations, the treatment of Famous Players as a discontinued operation, each for the years ended December 31, 2004, 2003 and 2002, and updated paragraphs under “Recent Developments.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACOM INC.
(Registrant)

	By:	/s/ Michael D. Fricklas
		Name:	Michael D. Fricklas
		Title:	Executive Vice President, General Counsel and Secretary

Date: November 18, 2005

Exhibit Index

Exhibit Number	Description of Exhibit

23	Consent of PricewaterhouseCoopers LLP

99.1

Item 6. Selected Financial Data; Item 7. Management’s Discussion and Analysis of Results of Operations and Financial Condition; and Item 8. Financial Statements and Supplementary Data from the Company’s Form 10-K for the year ended December 31, 2004 which reflect reclassifications to conform to updated segment presentations, the treatment of Famous Players as a discontinued operation, each for the years ended December 31, 2004, 2003 and 2002, and updated paragraphs under “Recent Developments.”